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                                                                    EXHIBIT 10.1

                                 AMENDMENT NO. 2

               AMENDMENT NO. 2 dated as of September 28, 2001 in respect of the Credit Agreement (Multi-Draw Term Loan Facility) dated as of May 16, 2001 and amended by Amendment No. 1 dated as of July 25, 2001 (the "Credit Agreement") between NEXT LEVEL COMMUNICATIONS, INC., a Delaware corporation (the "Borrower") and MOTOROLA, INC., a Delaware corporation (the "Lender").

               The Borrower has requested that the Credit Agreement be amended to increase the amount of the Commitment from Sixty Million Dollars ($60,000,000) to Sixty Four Million Dollars ($64,000,000), and the Lender has agreed to such an increase on the terms and conditions set forth herein. Accordingly, the parties hereto hereby agree as follows:

               Section 1. Definitions. Terms defined in the Credit Agreement are used herein as defined therein.

               Section 2.  Amendments.

        2.1 The amount "$60,000,000" on the cover page of the Credit Agreement and in the preamble of the Credit Agreement is hereby amended to read "$64,000,000".

        2.2 The words "Sixty Million Dollars ($60,000,000)" in the definition of "Commitment" in Section 1.01 of the Credit Agreement is hereby amended to read "Sixty Four Million Dollars ($64,000,000)".

        2.3 There is hereby added a new clause (e) to Section 2.08, Mandatory Prepayments and Reductions of Commitment, to read as follows:

               (e) Mandatory Prepayment of Loans in excess of $60,000,000. Notwithstanding anything to the contrary in this Section 2.08, all Net Cash Proceeds from any Equity Issuance or Debt Issuance (including, without limitation, the proposed secured real estate financing with Northwestern Mutual Life Insurance Company), or any Disposition of Property other than any Property sold pursuant to clauses (i) and (ii) of Section 8.04, shall be used to prepay immediately any outstanding Loans in excess of $60,000,000, and any interest accrued thereon.

        2.4 Section 10.02(a) of the Credit Agreement is hereby amended by replacing the words "James Wandrey" with "James Ide".

        2.5 The Promissory Note dated as of May 16, 2001 from the Borrower to the Lender is hereby amended by replacing the amount "$60,000,000" with the amount "$64,000,000" in each place it appears and by replacing the words "Sixty Million Dollars" in the first paragraph of such note with the words "Sixty Four Million Dollars".




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               Section 3. Representation and Warranties; No Defaults. The
Borrower hereby represents and warrants to the Lender that (i) except as publicly disclosed and except with respect to changes in the disclosure schedules that are not individually or in the aggregate material, the representations and warranties made by it in or pursuant to the Loan Documents, after giving effect to the amendment effected hereby, are true and correct on and as of the date hereof as if made on and as of such date (or, if any such representation is expressly stated to have been made as of a specific date, as of such specific date) and (ii) no Default or Event of Default, after giving effect to the amendment effected hereby, has occurred and is continuing.

               Section 4. Miscellaneous. Except as expressly herein provided, the Loan Documents shall remain unchanged and in full force and effect. This Amendment No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 2 by signing any such counterpart. This Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State of New York.



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               IN WITNESS WHEREOF, the parties hereto have caused this Amendment
No. 2 to be duly executed as of the day and year first above written.

                                      NEXT LEVEL COMMUNICATIONS, INC.


                                      By: /s/   Keith A. Zar
                                         ---------------------------------------
                                         Name:  Keith A. Zar
                                         Title: Senior Vice President


                                      MOTOROLA, INC.


                                      By: /s/   Garth L. Milne
                                         ---------------------------------------
                                         Name:  Garth L. Milne
                                         Title: Senior Vice President and
                                                Treasurer